Exhibit 99.1

Precipio requests that all Stockholders that have not yet voted, proceed to cast their vote

Meeting Adjourned, new meeting set for July 5th at 10am EDT

NEW HAVEN, Conn., June 14, 2022 (GLOBE NEWSWIRE) -- Specialty diagnostics company Precipio, Inc. (NASDAQ:PRPO), announced today that the Company’s 2022 Annual Meeting of Stockholders was adjourned due to the fact that the percentage of stockholders participating in the proxy vote totaled approximately 49%, thereby not reaching the quorum of 50% required to conduct business and approve the measures.

The meeting is rescheduled for July 5th, 2022 at 10:00 a.m. Eastern Daylight Time to be held virtually. Company management noted that of the votes received, all measures requiring a for/against vote received a “For” vote of over 89%. Your vote is important to the Company’s ability to continue conducting its business - so please take a moment to cast your vote so that the Company can continue to concentrate on growth.

If you have already voted on your shares you do not need to vote again and we thank you for your support.

If you have any questions concerning the 2022 Annual Meeting and you are the stockholder of record of your shares, please contact the company by email at investors@precipiodx.com. If your shares are held by a broker or other nominee (that is, in “street name”), please contact your broker or other nominee for questions concerning the 2022 Annual Meeting.

Additional Information and where to find it

The Company has filed a definitive proxy statement and associated proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) on April 28, 2022. The Company, its directors, its executive officers and certain other individuals set forth in the definitive proxy statement will be deemed participants in the solicitation of proxies from stockholders in respect of the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company has been included in the definitive proxy statement filed with the SEC on April 28, 2022. Details containing the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting of Stockholders are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement and a form of proxy have been mailed to stockholders of the Company. Investors and stockholders can obtain a copy of the documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www.sec.gov. The Company’s stockholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents when available from the Company’s website at www.precipiodx.com.

About Precipio

Precipio has built a robust specialty cancer diagnostics platform that enables the rapid development of highly differentiated, proprietary clinical diagnostics products which provide superior clinical, operational, and economic benefits to laboratories worldwide. Precipio leverages its relationships with world-class academic institutions, coupled with its in-house clinical laboratory which enables its internal product development and testing engine to create and offer proprietary tests and reagents that enhance diagnostic accuracy, and improve patient care. For more information, please visit www.precipiodx.com.

Please follow us on LinkedIn, on Twitter@PrecipioDx and on Facebook.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, statements related to the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of the government, consumers, and the company, on our business, financial condition and results of operations, and any such forward-looking statements, whether concerning the COVID-19 pandemic or otherwise, involve risks, assumptions and uncertainties. Except for historical information, statements about future volumes, sales, growth, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations, or could affect the company’s ability to achieve its strategic goals, include the uncertainties relating to the impact of COVID-19 on the company’s business, operations and employees and the other factors that are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis” in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as updated from time to time in the company’s Securities and Exchange Commission filings.

The company’s forward-looking statements in this press release are based on management’s current views, beliefs, assumptions and expectations regarding future events and speak only as of the date of this release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Inquiries:
investors@precipiodx.com
+1-203-787-7888